SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement       [   ] Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  CENTRAL VERMONT PUBLIC SERVICE CORPORATION
 ..............................................................................
               (Name of Registrant as Specified In Its Charter)


 ..............................................................................
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         .....................................................................
      2) Aggregate number of securities to which transaction applies:

         .....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .....................................................................
      4) Proposed maximum aggregate value of transaction:

         .....................................................................
      5) Total fee paid:

         .....................................................................

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         .............................................
      2) Form, Schedule or Registration Statement No.:

         .............................................
      3) Filing Party:

         .............................................
      4) Date Filed:

         .............................................

March 30, 1998




Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Central Vermont Public Service Corporation at 10:00 a.m. on Tuesday, May 5, 1998 at the Holiday Inn, Route 7 South, Rutland, Vermont. Refreshments will be served at 9 a.m.

At this meeting you will be asked to elect one director to serve for a three-year term. Also, you will be asked to approve a Stock Option Plan for Non-employee Directors similar to the plan approved in 1993.

Your vote is very important to us. In order to ensure that your shares may be represented at the meeting and to avoid additional expense of solicitation, we urge that you promptly vote, sign and return the enclosed proxy in the return envelope provided. If you do plan on attending the Annual Meeting, which we hope you will, you may revoke your proxy and vote your shares in person.

Thank you for your confidence and continued support.


Sincerely,

ROBERT H. YOUNG
President and
Chief Executive Officer


                  CENTRAL VERMONT PUBLIC SERVICE CORPORATION
                             77 Grove Street
                          Rutland, Vermont 05701
                          ______________________
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on May 5, 1998

To the Holders of Common Stock:

     The Annual Meeting of Stockholders of Central Vermont Public Service Corporation will be held at the Holiday Inn, Route 7 South, Rutland, Vermont, on Tuesday, May 5, 1998, at 10 A.M., for the following purposes:

      1.  To approve the 1998 Stock Option Plan for Non-employee Directors.

      2.  To elect one Director for a term of three years; and

      3. To act upon any matters incidental to or in furtherance of the foregoing and upon any matters which may properly come before the meeting or at any adjournments thereof.

     Each of the above items is described in the Proxy Statement which accompanies this Notice.

     The Board of Directors has fixed the close of business on February 25, 1998, as the record date for the determination of the holders of the Company's Common Stock entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                             By Order of the Board of Directors,

                             Joseph M. Kraus, Vice President,
                               Secretary and General Counsel

Rutland, Vermont
March 30, 1998


                           YOUR VOTE IS IMPORTANT

     All holders of Common Stock, whether or not they plan to attend the meeting in person, are urged to VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY in the envelope provided.


                  CENTRAL VERMONT PUBLIC SERVICE CORPORATION
                               77 Grove Street
                            Rutland, Vermont 05701
                            ______________________


                                                         March 30, 1998
                               PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Central Vermont Public Service Corporation ("CVPS", the "Company" or the "Corporation"), a Vermont corporation. The solicited proxies will be voted at the Annual Meeting of Stockholders to be held at the Holiday Inn, Route 7 South, Rutland, Vermont at 10:00 a.m. on May 5, 1998 and at any and all adjournments thereof.

     Proxies in the accompanying form, unless previously revoked, will be voted as directed by the stockholders giving such proxy. If no direction is given, proxies will be voted FOR the 1998 Stock Option Plan for Non-employee Directors, and FOR the election, as Director, of the one nominee listed on the proxy. Any proxy may be revoked by written notice or by a duly executed proxy bearing a later date delivered to the Secretary of the Company at any time before it is exercised, or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of solicitation hereunder. The solicitation of proxies by mail may be followed by solicitation by officers or other employees or representatives of the Company. In addition, the Company has retained Morrow & Co., a proxy solicitation firm, to assist in the solicitation of proxies for the meeting. The estimated fee for such services is $6,500 plus reimbursement of reasonable out-of-pocket expenses. The Company will request banks, brokers and other similar agents or fiduciaries to forward these proxy materials to beneficial owners of stock, and, if requested, will reimburse them for the costs thereof.

     A copy of the Annual Report of the Company containing its audited financial statements for 1997 accompanies this Proxy Statement.

     The Proxy Statement and form of Proxy were first sent to stockholders on or about the date of this Notice.

                             VOTING SECURITIES

     There were 11,423,401 outstanding shares of Common Stock, each share being entitled to one vote, at the close of business on February 25, 1998, the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     In accordance with Securities and Exchange Commission ("SEC") rules, boxes and a blank space are provided on the proxy card for stockholders to designate whether they wish to vote "FOR" or to "WITHHOLD AUTHORITY" to vote for the nominee for Director. Under Vermont law, in order for action to be taken on a matter, a quorum must exist as to that matter, which is defined for this purpose as a majority of the votes entitled to be cast in person or by proxy on the matter. Abstentions are counted in determining whether a quorum has been reached on a particular matter. If a quorum exists, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action. Abstentions are not counted as opposing votes.

     A plurality of the votes cast by the shares entitled to vote in the election is required for the election of Directors (i.e. the nominees receiving the greatest number of votes will be elected at a meeting at which a quorum is present). Abstentions are not counted for purposes of the election of Directors.

                                 ARTICLE 1.
              1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     In order to enhance the ability of the Company to attract and retain individuals of superior managerial ability and to motivate such individuals to exert their best efforts towards the future progress and profitability of the Company, and its subsidiaries, the Board of Directors has adopted, subject to stockholder approval, the 1998 Stock Option Plan for Non-employee Directors ("Directors' Plan"). This Directors' Plan is a successor to the plan adopted by the stockholders in 1993. By encouraging the acquisition of stock by Directors, the Directors' Plan will more closely ally the interests of the Company's management with the interests of the stockholders and provide incentives for management to increase stockholder value.

     The text of the Directors' Plan is included as Schedule A.

The Directors' Plan

     The Directors' Plan provides for the automatic granting of options to purchase shares of Common Stock of the Company to all Non-employee Directors of the Company. At present eight (8) non-employee Directors will participate in the Directors' Plan. All options granted under the Directors' Plan will be non-qualified Stock Options. The per share option price for all options granted under the Directors' Plan will be equal to the Fair Market Value of a share of the Company's Common Stock on the date of the grant.

     The total number of shares of Common Stock of the Company which may be issued with respect to awards under the Directors' Plan may not exceed 112,500 shares, subject to proportional adjustments to reflect certain stock changes, such as stock dividends and stock splits. No options have been granted under the Directors' Plan.

     On May 6, 1998, each non-employee Director will be granted an option to purchase 2,250 shares of Common Stock of the Company. Thereafter, on the next business day after each of the 1999, 2000, 2001 and 2002 Annual Meetings of Stockholders, each non-employee Director then in office will be granted an option to purchase 2,250 shares of the Company's Common Stock.

     The Board of Directors of the Company may from time to time amend or discontinue the granting of stock options or terminate the Directors' Plan; provided, however, that no such action may, without the approval of stockholders, materially increase the maximum number of shares of Common Stock available for awards under the Directors' Plan.

Description of Awards Under the Plan

Stock Options

     Each stock option granted under the Directors' Plan will be exercisable during the period beginning six months after the date of grant and ending five years thereafter. In the event a stock option expires when a limited trading period is in effect, the period during which the option may be exercised shall be extended for a period of 30 days following termination of such limited trading period. A limited trading period is a period during which the Company has advised directors and officers to refrain from trading in the Company's Common Stock due to the existence of material information concerning the Company's affairs which has not yet been made public.

     The Directors' Plan provides that in the event of a director's death, retirement or disability, stock options which are then exercisable shall remain exercisable for up to one year after the director's death, retirement or disability but in no event more than five years after the date of the grant. When a Director ceases to be a member of the Board of Directors for any reason other than death, retirement or disability, stock options then exercisable shall remain exercisable for up to three months after the Director ceased to be a member of the Board of Directors, but in no event more than five years after the date of the grant.

     If an outstanding stock option granted under the Directors' Plan expires or terminates unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such option may thereafter again be made subject of grants under that Directors' Plan.

Federal Income Tax Treatment

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the exercise of options under the Directors' Plan does not purport to be complete and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. Because the following is only a brief summary of the general federal income tax rules, recipients of options under the Directors' Plan should not rely solely on this summary for individual tax advice, as each recipient's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option (a "non-qualified stock option"). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a non-qualified stock option, the difference between the amount realized on such disposition and the tax basis of the shares on the date of exercise generally will be treated as a capital gain or loss. The tax basis will generally equal the amount paid for the shares upon exercise, plus the amount included as ordinary income as a result of such exercise. In respect of any such disposition, the Company will not be entitled to a tax deduction. Optionees subject to the Section 16(b) insider trading rules generally are now subject to the same tax consequences with respect to a non-qualified stock option as any other optionee.

     Special rules will apply in cases where a recipient of an option pays the exercise price by delivering previously owned shares of Common Stock. The surrender of such shares will not result in the recognition of gain with respect to such surrendered shares, but a like number of shares acquired will have a carryover basis. If an optionee surrenders shares of Common Stock to satisfy applicable withholding tax requirements, the surrender of such shares may result in the recognition of gain or loss in respect thereof.

     The terms of the Directors' Plan accelerate the ability of the recipient to exercise the option in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such options may constitute "excess parachute payments" under the provisions of the Code.

     Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such "excess" payments. Recipients of options should consult their own tax advisors as to whether accelerated vesting of an option in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

Approval of the Plan

     To become effective, the votes cast in favor of the Directors' Plan must exceed the votes cast opposing the Plan provided that a quorum is present. Abstentions are not treated as votes against the proposal. In addition, because the Company is a regulated utility, the Directors' Plan may not become effective without the approval of the Vermont Public Service Board.

The Board of Directors recommends a vote FOR approval of this proposal. If not otherwise specified, proxies will be voted FOR Article 1.

                                   ARTICLE 2.
                            ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and By-Laws provide for the division of the Board of Directors into three classes having staggered terms of office as nearly equal in number as possible. In accordance with the Company's By-Laws, the Board of Directors has fixed at nine (9) the number of Directors for the ensuing year. The nominee for election at this Annual Meeting of Stockholders to serve as Director for a term which expires at the year 2001 Annual Meeting is Luther F. Hackett. Mr. Hackett was elected at the 1995 Annual Meeting of Stockholders and has served as a Director since 1979.

     Mr. F. Ray Keyser, Jr., whose term as Director was to expire at the 1998 Annual Meeting of Stockholders, retired effective December 31, 1997. Also, a vacancy was created in the class of directors whose terms will expire at the 1998 Annual Meeting by the death of Gordon P. Mills in January 1997. The Directors have chosen not to fill the vacancies created by Mr. Keyser's retirement and Mr. Mills' death.

     Proxies will be voted (unless otherwise instructed) in favor of the election of the nominee as indicated in the table below. Mr. Hackett, as nominee, has consented to serve as a Director if elected. While it is not anticipated that Mr. Hackett will be unable to serve as a Director, if he is unable to serve, then the proxies will vote for such other person as the present Board of Directors shall determine.

     The following sets forth certain information, including business experiences during the past five years, regarding the nominee for Director, as well as all Directors presently serving on the Board whose terms will expire after the 1998 Annual Meeting.

                                                               Director
                                                                Since
                                                               _________

Nominee for Director whose term will expire in year 2001:

Luther F. Hackett, age 64, President, Hackett,                    1979
Valine & MacDonald, Inc., Burlington, Vermont
(Insurance Agents).
Mr. Hackett is also Director of Catamount Energy
Corporation, Vermont Electric Transmission Company,
Inc., and Chairman and Director of Vermont Electric
Power Company, Inc. and Banknorth Group, Inc.

Directors whose terms will expire in year 2000:

Frederic H. Bertrand, age 61, Chairman of the Board of the        1984
Company since October 1, 1997; Retired Chairman of the Board and Chief Executive Officer,
National Life Insurance Co., Montpelier, Vermont since
February 1997.  Mr. Bertrand is also a Director of
Catamount Energy Corporation, The Chittenden Corporation and Vermont Electric Power Company, Inc.

Mary Alice McKenzie, age 40, President, McKenzie of Vermont,      1992
Burlington, Vermont (Manufacturer of Meat Products).
Ms. McKenzie is also a Director of Vermont Electric
Power Company, Inc.

Robert L. Barnett, age 57, Executive Vice President,              1996
Motorola, Inc. and President, Land Mobile Products
Sector, Schaumburg, Illinois (Communications
Equipment); President, Nexteps, Inc. (Telecommunications
Consulting Firm), Lake Forest, Illinois from 1993 to 1995.
Mr. Barnett is also a Director of Johnson Controls,
Inc., U.S.G., Inc., and Objective Communications, Inc.

Robert G. Clarke, age 47, President, Vermont Technical            1997
College, Randolph Center, Vermont.  Mr. Clarke is also a
Director of Connecticut Valley Electric Company Inc.,
Vermont Electric Power Company, Inc. and the Granite
Savings Bank.

Directors whose terms will expire in year 1999:

Patrick J. Martin, age 57, President, Canadian & Americas         1997
Customer Operations from 1996 to present and President, Office Document Products Division from 1993 to 1996 at Xerox Corporation, Rochester, New York (Office
Products); President and General Manager, Americas
Operations, Xerox Corporation, Stamford, Connecticut from 1991 to 1993. Mr. Martin is also a Director of Comptek Research.

Rhonda L. Brooks, age 45, President of the Roofing System         1996
Business, December 1997-Present;  Vice President,
Investor Relations, January to December 1997, and Vice President, Marketing, Composites, from 1995 to 1996 at Owens Corning, Toledo, Ohio, (Building Materials and
Fiberglass Composites); Senior Vice President and General
Manager, PlyGem Industries, Inc. from 1994 to 1995;
Vice President, Oral Care and New Product Strategies,
Warner-Wellcome and Vice President, Marketing,
Warner-Lambert Company from 1990 to 1994.

Preston Leete Smith, age 67, Retired Chief                        1977
Executive Officer, S-K-I Ltd. (Ski Business) in 1996. Mr. Smith is also a Director of Catamount Energy Corporation.

Robert H. Young, age 50, President and Chief Executive            1995
Officer of the Company; Executive Vice President and Chief
Operating Officer of the Company from 1993 to 1995;
Senior Vice President and Chief Financial Officer of the Company from 1988 to 1993; Mr. Young is also
Director, President and Chief Executive Officer of Connecticut Valley Electric Company Inc., and Catamount Energy Corporation; Director and
Chairman of Vermont Yankee Nuclear Power
Corporation; Director of Vermont Electric
Power Company, Inc., Vermont Electric
Transmission Company, Inc. and Yankee Atomic
Electric.

Vote Required

     The election of a Director requires the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

The Board of Directors recommends a vote FOR Article 2.

                          RETIREMENT OF DIRECTOR

     After eighteen years of dedicated service as a Director, fourteen of which he served as Chairperson of the Board of Directors, Mr. Keyser retired from the Board of Directors in December 1997. His contributions and leadership will be missed.

Meetings of the Board

     During 1997, the Directors held eleven regular meetings of the Board. Each director attended at least 75% of the aggregate of all meetings of the Board and committees of which he or she was a member except for Robert L. Barnett and Patrick J. Martin who attended 72% and 71% of the meetings, respectively.

Committees of the Board

     The Company has standing Executive, Audit, Compensation and Nominating committees of its Board of Directors. Members of the committees are appointed annually by the Board of Directors.

     The Executive Committee has substantially all powers of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board. The present members of the Executive Committee are Frederic H. Bertrand, Chairperson, Luther F. Hackett, Preston Leete Smith and Robert H. Young. No meeting was held during 1997.

     The Audit Committee reviews and reports to the Board of Directors on the findings and recommendations of the Company's independent public accountants, the Company's internal audit procedures, examinations by regulatory authorities and matters having material effect on the Company's financial operations. The present members of the Audit Committee are Luther F. Hackett, Chairperson, Robert L. Barnett, Rhonda L. Brooks, Robert G. Clarke and Mary Alice McKenzie. During 1997, the Audit Committee held five meetings.

     The Compensation Committee of the Board is composed entirely of outside directors and is responsible for reviewing and making recommendations to the Board of Directors concerning the compensation of officers of the Company and certain subsidiaries. The members of the Compensation Committee are also responsible for the administration of the Stock Option Plan for Key Employees and Restricted Stock Plan for Non-employee Directors and Key Employees. The present members of the Compensation Committee are Preston Leete Smith, Chairperson, Frederic H. Bertrand, Rhonda L. Brooks and Patrick J. Martin. During 1997, the Compensation Committee held five meetings.

     The Nominating Committee is responsible for recommending candidates for election as directors of the Company. The Nominating Committee will consider recommendations by the stockholders for nomination as directors. Recommendations should be forwarded to the Secretary of the Company on or before December 1 preceding the Annual Meeting for which such nomination is sought. The present members of the Nominating Committee are Mary Alice McKenzie, Chairperson, Robert L. Barnett, Patrick J. Martin and Robert H. Young. During 1997, the Nominating Committee held two meetings.

Mr. Keyser was a member of the Executive, Compensation and Nominating Committees until his retirement in December 1997.

Directors' Compensation

     Directors of the Company are paid an annual retainer of $10,000. After approval from the Vermont Public Service Board, under the 1997 Restricted Stock for Non-employee Directors and Key Employees ("Restricted Plan"), the non-employee Directors will receive 50% of their annual retainer in Common Stock (instead of cash) with a three-year vesting period. This Restricted Plan was approved by stockholders at the 1997 Annual Meeting of Stockholders. Members of the Executive Committee are paid an additional retainer of $500. The Chairman of the Board receives an additional $30,000 retainer and the Chairperson of each committee receives an additional $2,000 retainer. Directors are also paid $700 plus expenses for each directors' meeting attended and $350 for each committee meeting attended if held on the same day as a meeting of the board or held by telephone, and a fee of $700 plus expenses for attendance at each other meeting of such committee. As President and Chief Executive Officer, Mr. Young receives no Director's retainer or other fees for serving on the Board or any of its committees.

     The Directors may elect to defer receipt of all or a portion of their fees pursuant to a deferred compensation plan maintained by the Company.

Stock Option Plan for Non-employee Directors

     Under the 1993 Stock Option Plan for Non-employee Directors (the "Plan"), each of the non-employee Directors received during 1997 stock options with respect to 2,250 shares of Common Stock. Optioned shares are reflected in the individual stockholdings of the Directors set forth below under "Stock Ownership of Directors, Nominee and Executive Officers and Certain Beneficial Owners". The exercise price of the options issued to Participant Directors in 1997 was $10.9325 per share, which represents the Fair Market Value of the Company's Common Stock on the date of grant. For purposes of the Plan, the Fair Market Value of stock is defined as the average high and low trading prices reported on the composite tape on the date specified, or if no sale takes place on such date, the average of the bid and asked prices on such date. Stock options are exercisable during the period beginning six months after the date of grant and ending five years thereafter except in the event the option expires during a limited trading period, in which case the exercise period shall be extended for 30 days following termination of the limited trading period. All stock options are exercisable at a fixed price equal to the Fair Market Value of the Common Stock on the date the option is granted. The total number of shares that may be issued under the Plan may not exceed 150,000 in the aggregate, subject to proportional adjustments, and such shares may be either authorized but unissued shares or shares previously issued and reacquired by the Company. The Plan is effective for five years, terminating in 1998. The new Directors' Plan, which requires stockholder approval, is described in Article 1.

     During 1997, no stock options granted under this Plan were exercised by any of the Directors.

             SECTION 16(a)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of ownership and changes in ownership of Company securities with the SEC and to furnish the Company with copies of all such reports. It also requires directors, officers and persons who beneficially own more than ten percent (10%) of the Company's stock to file initial reports of ownership and subsequent reports of changes in ownership with the SEC and the New York Stock Exchange. In making this statement, the Company has relied on copies of reports that have been filed with the Commission.

     Based solely on a review of the copies of such reports prepared and filed with the Commission during 1997 by the Company's executive officers and directors, and on written representations that no other reports were required, the Company believes its directors and executive officers have complied with all Section 16(a) filing requirements. The Company does not have a ten percent holder.

STOCK OWNERSHIP OF DIRECTORS, NOMINEE, EXECUTIVE OFFICERS AND
CERTAIN
BENEFICIAL OWNERS

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned by (1) each director, (2) each nominee director, (3) each of the executive officers named in the Summary Compensation Table, (4) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as of February 17, 1998 and (5) by all the directors, nominee director and executive officers as a group as of January 30, 1998.


                      Shares of Common Stock           Percent
Name                  Beneficially Owned (1)(2)(3)(4)  of Class
____                  _______________________________  ________

L. Douglas Barba           21,550
Robert L. Barnett           3,250
Frederic H. Bertrand       12,965 (5)
Francis J. Boyle           20,900
Rhonda L. Brooks            2,750
Kent R. Brown              21,073
Robert G. Clarke            3,250 (6)
Luther F. Hackett          17,259 (7)
Joseph M. Kraus            19,115
Patrick J. Martin           3,250
Mary Alice McKenzie        11,627 (8)
Preston Leete Smith        13,549
Robert H. Young            71,809 (9)

Merrill Lynch, Pierce,
Fenner & Smith Inc.       647,950 (10)                 5.67%
World Financial Center
250 Vesey Street
New York, NY 10281

All directors, nominee
director and executive
officers as a group (16)  288,877                      2.5%

     No director, nominee for director or executive officer owns any shares of the various classes of the Company's outstanding non-voting preferred stock.

(1) No director, nominee for director or executive officer owns beneficially in excess of 1% of CVPS' outstanding Common Stock. Except as otherwise indicated in the footnotes to the table, each of the named individuals possesses sole voting and investment power over the shares listed.

(2) Includes shares that the named individuals have a right to acquire pursuant to options granted under the 1988 and 1993 Stock Option Plans for Non-employee Directors as follows: Messrs. Bertrand, Hackett, Smith and Ms. McKenzie, 11,250 shares; and Messrs. Barnett, Clarke, Martin and Ms. Brooks, 2,250 shares. No shares were awarded under the 1997 Restricted Stock Plan for Non-employee Directors and Key Employees, approved by stockholders at the 1997 Annual Meeting and pending approval by the Vermont Public Service Board.

(3) Includes shares that the named executive officers have a right to acquire pursuant to options granted under the 1988 and 1997 Stock Option Plans for Key Employees as follows: Mr. Barba, 21,550 shares; Mr. Boyle, 18,400 shares; Mr. Brown, 20,000 shares; Mr. Kraus, 17,550 shares; Mr. Young, 70,000 shares; and all executive officers as a group, 213,000 shares. The 1997 Stock Option Plan for Key Employees, approved by stockholders at the 1997 Annual Meeting, is pending Vermont Public Service Board approval.

(4) Includes shares that the named executive officers hold indirectly under the Company's Employee Savings and Investment (401(k)) and Employee Stock Ownership Plans as follows: Mr. Kraus, 310 shares; and Mr. Young, 1,443 shares.

(5) Includes 1,715 shares held jointly with his spouse over which Mr. Bertrand has voting and investment power.

(6) Includes 1,000 shares held jointly with his spouse over which voting and investment power for all shares is shared.

(7) Includes 3,000 shares owned by corporations over which Mr. Hackett has voting and investment power.

(8) Includes 150 shares held jointly with her spouse over which Ms. McKenzie has voting and investment power.

(9) Includes one share held by Mr. Young's spouse as custodian for his son over which Mr. Young disclaims beneficial ownership.

(10) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has discretionary investment authority in respect to certain customer accounts holding in the aggregate 250 shares of the Common Stock of the Company. Such shares are held on behalf of persons who have the right to receive, or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. MLPF&S has sole voting and dispositive power.


      REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

Compensation Philosophy

     The philosophy of the Compensation Committee ("Committee"), with regard to executive compensation, is to maintain a total compensation pay package which, by virtue of its design and target levels, enables the Company to recruit the best talent for our jobs, to retain high performing employees by strongly rewarding exceptional performance, to encourage employees to develop their skills and abilities; and encourages and supports performance and decisions that strengthen the Company financially and strategically, including service to the customer.

Executive Officers' Compensation
Base Annual Salary

     It is the policy of the Committee to establish salaries for the Chief Executive Officer and other executive officers within a range that surrounds the 50th percentile of salaries of similar positions as reported in the annual Executive Compensation Survey conducted by the Edison Electric Institute, adjusted to reflect the size of the Company as determined by revenues. Due to the fact that the Company is pursuing more unregulated endeavors, comparisons are also made to executive pay for companies of different sectors of industry with annual revenues of $300 million.

     Within this range the salary is determined based on an evaluation of the individual's qualifications, experience and performance. The Chief Executive Officer recommends the base salary, for those reporting to him, to the Committee.

     Historically, increases have been limited by a merit increase budget pool, which is established annually. The size of the pool, which is then distributed among executive officers based on an evaluation of their contribution, is based on published salary management planning surveys, which report the planned merit increase budgets of other companies. As we move to a more competitive industry model, it is expected that increases will be primarily in the form of long and short-term incentives rather than adjustments in base pay.

Chief Executive Officer Compensation
Base Annual Salary

     The Committee determines the base salary of the Chief Executive Officer. Mr. Young's promotion from Chief Operating Officer to Chief Executive Officer in 1996 and his current placement in the salary range was determined by the Compensation Committee and approved by the Board of Directors. His current salary is based upon factors such as his level of experience in his position, Company performance and executive team performance.

Management Incentive Compensation Plans

     The Company's executive officers participate in the core utility Management Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to focus the efforts of the executive team on the achievement of challenging and demanding corporate objectives. When corporate performance reaches or exceeds the specified annual performance objectives, an incentive payment is earned. A well-directed Incentive Plan, in conjunction with competitive salaries and benefits, provides a level of compensation which fully rewards the skills and efforts of the executives.

     Participants are designated annually by the Board of Directors. In 1997, ten executive officers were eligible to participate including the named executive officers in the Summary Compensation Table.

     There exists a financial performance threshold, below which no incentive awards would be paid. The threshold is calibrated against the return on equity. The degree to which the return on equity is achieved generates a pool which is available to fund incentive payouts.

     However, performance measures must also be met in the following areas to receive an award. Each measure is equally weighted.

     Return on Equity. While this measure is used to establish the incentive pool, it is also one of the measures which is assessed in determining distribution of the pool.

     Customer Satisfaction Measures. Measures the customers' satisfaction with how CVPS handled their last inquiry or service requests.

     Individual Performance. Based on advice and recommendation from the Chief Executive Officer ("CEO") for others reporting to him, the Committee evaluates individual officer performance, and also evaluates the performance of the CEO.

     If the maximum payout on all of the standards were to be achieved, the total incentive award would represent 35% of base salary for the Chief Executive Officer; 25% for the Chief Financial Officer and Senior Vice President Engineering and Operations; 20% for Vice President, General Counsel and Secretary, Vice President and General Manager for Business Development, Vice President and Controller, Vice President of Regulatory Affairs and Strategic Analysis and Vice President, Marketing and Public Affairs; and 15% for Treasurer. The amount of the payout, if any, to be awarded under the Company's Incentive Plan for 1997 has not yet been determined.

     Catamount Energy Corporation, a wholly owned subsidiary of the Company, also has an Incentive Plan for officers of Catamount approved annually by its Board of Directors. Officers of the Company who are also officers of Catamount may be granted an award by the Board based upon the performance of Catamount and the Board's subjective evaluation of each officer's individual contribution to that performance. Amounts paid under the Catamount Incentive Plan are set forth in the Incentive Award column of the Summary Compensation Table.

Long-Term Incentives

     The Committee views the Company's current long-term Stock Option Plan for Key Employees ("Stock Option Plan"), approved by the stockholders, as an important component in its strategy for attracting and retaining executives of high caliber and helps to focus management attention on increasing stockholder value.

     The options are granted to executive officers annually by the full Board on recommendation of the Committee. In 1997, ten of the Company's executive officers received options including the named executive officers in the Summary Compensation Table. The number of options is determined by reference to the annual Edison Electric Institute Executive Compensation Survey, with data statistically adjusted to reflect company size. All awards are provided by means of non-qualified stock options which have an exercise price equal to 100% of the Fair Market Value of the Common Stock of the Company on the date of grant. The options will have value only if the Company's stock price increases. The Committee's policy is that the exercise price of stock options should not be amended after grant, except in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Company's Common Stock.

     The current Stock Option Plan is effective for ten years terminating in year 2007. This Stock Option Plan was approved by stockholders at the 1997 Annual Meeting of Stockholders but is still pending approval by the Vermont Public Service Board.

     Stock options are exercisable in whole or in part from the date of grant for a period of ten years and one day but in no event later than one year after retirement from the Company. Options granted under the Stock Option Plan are not transferrable except upon the death of the optionee and during his or her lifetime are exercisable only by him or her. The options terminate immediately upon termination of employment for cause or after a specified period in the case of termination of employment for any other reason.

1998 Management Incentive Plan for Executive Officers

     The Board of Directors adopted a revised Management Incentive Plan ("the 1998 Plan") to be effective for the 1998 Plan (fiscal) year. The 1998 Plan changes the 1997 Officer Incentive Plan by shifting from a financial measurement of utility return on equity to consolidated earnings per share to be more consistent with Company goals.

     It is the policy of the Committee not to compensate officers through the use of perquisites. A car is provided to the Chief Executive Officer and
periodic medical examinations for all officers.   There are no other
perquisites provided to any officer.

     The Company is eligible for tax deductions for compensation paid to its officers. As each officer's compensation is less than the one million dollar pay cap enacted by Congress as part of the Omnibus Budget Reconciliation Act effective 1994, the Company maintains the tax treatment applicable to other employee compensation.

     The Committee retains the services of an independent expert to advise it with respect to the extent to which its pay practices are consistent with prevailing industry standards. With the assistance of its advisor, it aggressively reviews its plans each year to assure that it competitively pays and rewards executives to act in the interests of the ratepayers and the shareholders.

              COMPENSATION COMMITTEE MEMBERS:
              Preston Leete Smith, Chairperson
              Frederic H. Bertrand
              Rhonda L. Brooks
              Patrick J. Martin


Five-Year Shareholder Return Comparison
_______________________________________

     The Securities and Exchange Commission requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index and either a published industry or line-of-business index or an index of peer companies selected by the Company. The Board of Directors has selected for its peer group index a stock index compiled by the Edison Electric Institute ("EEI Index"), because the Board feels it is the most comprehensive and representative in as much as it includes stock performance data for investor-owned electric utility companies.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                  CENTRAL VERMONT, EEI INDEX, S & P 500
             1992      1993      1994      1995      1996      1997

CVPS         100        90.18     63.85     67.11     64.19     87.58
EEI Index    100       111.15     98.29    128.78    130.32    166.00
S&P 500      100       110.00    111.38    152.85    187.52    249.57

Assumes $100 Invested on December 31, 1992
*Total Return Assumes Quarterly Reinvestment of Dividends


               EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     The following table sets forth all cash compensation paid or to be paid by the Company and its subsidiaries, as well as the number of stock option awards earned during the last three fiscal years by the Company's Chief Executive Officer and the four most highly compensated executive officers whose salary and incentive awards for services rendered to the Company and its subsidiaries in all capacities for 1997 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE

                                                         Long Term
                                                        Compensation
                             Annual Compensation           Awards
                       ______________________________  ______________

                                                         Securities
                                                         Underlying
                                                          Option/        All Other
Name and Principal                 Salary     Bonus        SARs          Compensation
Position (1)               Year    ($) (2)    ($)(3)       ($)               ($) (4)
______________________     ____   ________   _______   _____________    _____________
A. Robert H. Young         1997    246,758     9,897     35,500/0           7,049
   President and Chief     1996    231,420    50,601     12,000/0           6,906
   Executive Officer       1995    178,423    51,298      6,000/0           5,876

B. Kent R. Brown (5)       1997    176,081      -0-      12,500/0           2,114
   Senior Vice President   1996     42,500     5,113      7,500/0
   Engineering and
   Operations

C. Francis J. Boyle(6)     1997    159,175     4,654     12,500/0           6,589
   Senior Vice President,  1996    150,550    23,312      5,900/0             482
   Chief Financial         1995     25,529     4,917         -                164
   Officer and Treasurer

D. Joseph M. Kraus         1997    119,494     4,654      6,500/0           4,952
   Vice President          1996    115,018    18,835      3,550/0          12,130
   Secretary and General   1995    102,485    33,070      3,000/0           8,820
   Counsel

E. L. Douglas Barba        1997    143,702    32,990      9,000/0           5,583
   Senior Vice President   1996    128,389    27,946      3,550/0           5,490
   and General Manager     1995    121,537    42,378      3,000/0           5,127
   Catamount Energy
   Corporation
   (Subsidiary of the Company)

(1) -  The principal positions listed were held as of December 31, 1997.

(2) - Includes compensation deferred at the election of executive officers named, and includes for Mr. Young - director's retainers and fees earned from Vermont Electric Power Company and compensation for services performed for Vermont Yankee for which the Company was reimbursed.

(3) - Includes incentive awards by Catamount Energy Corporation, as follows for: A: 1997 - $9,897, 1996 - $10,000, 1995 - $17,500; C: 1997 - $4,654, 1996
- $5,000; D: 1997 - $4,654, 1996 - $5,000, 1995 - $17,500; E: 1997 - $32,990,
1996 - $27,946, 1995 - $42,378

(4) - The total amounts shown in this column for 1997 are comprised as follows:

    - Company matching contributions to the Employee Savings and Investment Plan (401(k)) includes for A: $6,333; B: $1,608; C: $6,133; D: $4,780; E:
$5,211

    - Taxable term cost on executive split-dollar insurance. (An insurance plan that gives both employer and employee an interest in the policy death benefit on the employee's life) for A: $716; B: $506; C: $456; D: $172; E:
$372

    - Pay-in-lieu of taking vacation based on Company policy for employees who qualify for E: $4,798

(5) - Compensation data for Mr. Brown is provided only for 1997 and a portion of 1996 because he was employed by the Company commencing September 23, 1996

(6) - Compensation data for Mr. Boyle is provided only for 1996, 1997 and a portion of 1995 because he was employed by the Company commencing October 23, 1995

                              STOCK OPTIONS
                              _____________

     The following table sets forth stock options granted to the Company's current most highly compensated executive officers during 1997 under the Company's 1997 Stock Option Plan for Key Employees ("Key Employee Plan"). The Key Employee Plan is pending Vermont Public Service Board approval. Under SEC regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen a binomial model approved by the SEC. However, the ultimate value will depend on the market value of the Company's stock at a future date, which may or may not correspond to the projections below.

Option/Stock Appreciation Rights Grants Table

                     Option/SAR Grants in Last Fiscal Year
                               Individual Grants
                     _____________________________________________
                                  % of
                     Number of     Total
                     Securities   Options/
                     Underlying    SARs
                      Options/   Granted to   Exercise                Grant
                        SARs     Employees    Or Base      Expira-     Date
                      Granted    In Fiscal      Price       tion     Present
Name                  (#) (1)      Year       ($/Sh)        Date   Value($)(2)
____________________ __________  _________   __________   ________  __________
Robert H. Young       35,500/0    33.3%       $10.9375    5/07/07     $54,010
Kent R. Brown         12,500/0    11.7%        10.9375    5/07/07      19,018
Francis J. Boyle      12,500/0    11.7%        10.9375    5/07/07      19,018
Joseph M. Kraus        6,500/0     6.1%        10.9375    5/07/07       9,889
L. Douglas Barba       9,000/0     8.4%        10.9375    5/07/07      13,693

_________________
(1) A total of 106,500 shares were awarded to all plan participants under the 1997 Stock Option Plan for Key Employees, approved by stockholders but still pending Vermont Public Service Board approval. These stock options will become exercisable upon the receipt of such approval and shall remain exercisable until the tenth anniversary of the grant.

(2) Per a binomial model as certified by an independent consultant. The assumptions used for the Model are as follows: Volatility- .1808 based on monthly stock prices for the period of April 30, 1994 to April 30, 1997; Risk free rate of return-6.50%; Dividend Yield-7.13% over the period of April 30, 1994 to April 30, 1997; and a ten year exercise term.

Year-End Option Table

     The following table sets forth stock options exercised by the Company's Chief Executive Officer and the four other most highly compensated executive officers during 1997, and the number and value of all unexercised options at year-end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's Common Stock on December 31, 1997.

                    Aggregated Option/SAR Exercises in Last Fiscal Year(FY)
                             and Fiscal Year-End Option/SAR Values
                    _______________________________________________________

    (a)              (b)       (c)                  (d)                      (e)
_______________   _________  ___________ _________________________
___________________________
                                          Number of Securities      Value of Unexercised
                   Shares                 Underlying Unexercised    In-the-Money Options
                 Acquired On  Value      Options/SARs at FY-End(#)  /SARs at FY-End ($)
Name             Exercise(#) Realized(1) Exercisable Unexercisable  Exercisable Unexercisable(2)
_______________  __________  __________  ___________  ____________  ___________
______________

Robert H. Young     -0-      $-0-         34,500      35,500        $24,000      $150,875
Kent R. Brown       -0-      -0-           7,500      12,500         19,875        53,125
Francis J. Boyle    -0-      -0-           5,900      12,500          7,006        53,125
Joseph M. Kraus     -0-      -0-          11,050       6,500          9,091        27,625
L. Douglas Barba    -0-      -0-       12,550          9,000          9,091        38,250

________________
(1) The dollar values in columns (c) and (e) are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise or base price of the options at exercise or fiscal year end, respectively.

(2) Market value of underlying securities at year-end, minus the exercise price. Options awarded under the 1997 Stock Option Plan for Key Employees will become exercisable upon receipt of approval by the Vermont Public Service Board.

Officers' Insurance and Supplemental Retirement Plan

     The Officers' Insurance and Supplemental Retirement Plan (the "SERP") is designed to supplement the retirement benefits available through the Company Pension Plan to the Company's executive officers. The SERP is a part of the Company's overall strategy for attracting and maintaining top managerial talent in the utility industry. Under this SERP, the named executive officers in the Summary Compensation Table are covered, while employed, by life insurance at the following multiple of salary: Mr. Young, four times; Messrs. Brown, Boyle, Kraus and Barba, three times.

     Under the SERP, each executive officer is entitled to receive, upon retirement at age 65, fifteen annual payments in amounts equal to a specified percentage of the officer's final year's Base Salary (not including variable pay, options or other form of remuneration). The applicable percentages for the named executive officers in the Summary Compensation Table are as follows:
Mr. Young, 44%; Messrs. Boyle, Brown, Kraus, and Barba, 33%. A reduced benefit is available at age 60 for officers who attain age 55 with ten years
of service.   A death benefit of $100,000 is also provided to vested retirees under this SERP. The SERP is financed through the Company's acquisition of corporate-owned life insurance.

     Shown below is the estimated Company provided benefit payable under the SERP for the named executive officers in the Summary Compensation Table, assuming they were to retire at age 65, and based on assumed final base pay amount:

             Assumed Final
             Annual Base Pay          33%            44%
                  ($)                  ($)            ($)
             _______________      __________      _________
                 80,000              26,400         35,200
                100,000              33,000         44,000
                120,000              39,600         52,800
                140,000              46,200         61,600
                160,000              52,800         70,400
                180,000              59,400         79,200
                200,000              66,000         88,000
                220,000              72,600         96,800
                240,000              79,200        105,600
                260,000              85,800        114,400


Pension Plan

     The Pension Plan of Central Vermont Public Service Corporation and Its Subsidiaries (the "Pension Plan") is a defined benefit plan which covers employees, among others, who are officers. The Company pays the full cost of the Pension Plan.

     The table below shows the annual amounts payable under the present provisions of the Pension Plan as amended through December 31, 1997, based on Final Average Earnings for various years of service, assuming the employee would retire at age 65 in 1997.


      Assumed
     5-Year Final                        Years of  Service
                      _____________________________________________________
 Average Earnings       15         20          25          30        35
_________________     _______    _______     _______     _______    _______
     $ 80,000         $18,549    $24,732     $30,914     $37,097    $39,097
      100,000          23,799     31,732      39,664      47,597     50,097
      120,000          29,049     38,732      48,414      58,097     61,097
      140,000          34,299     45,732      57,164      68,597     72,097
      160,000 (1)      39,549     52,732      65,914      79,097     83,097

________
(1) Internal Revenue Code Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $150,000 for 1995 and 1996, and $160,000 for 1997.

     Final Average Earnings is the highest five-year average of consecutive years' Base Salary as set forth in the Salary column of the Summary Compensation Table over an employee's career with the Company. Variable pay or other forms of compensation are not included.

     The amounts above are payable for the life of the retiree only, and would be reduced on an actuarial basis if survivor options were chosen. In addition, no Social Security offset applies to amounts above.

     The credited years of service at December 31, 1997, under the Pension Plan for the named executive officers in the Summary Compensation Table were as follows: Mr. Young, 10.5 years; Mr. Brown, 1.3 years; Mr. Boyle, 2.2 years; Mr. Kraus, 16.4 years, and Mr. Barba, 5.3 years.

Contracts with Management

     The Company has entered into severance compensation agreements with Messrs. Young, Brown, Boyle, Kraus, Barba and five other executive officers of the Company. The agreements have a five-year provision for renewal. They provide that in the event of termination of employment, or a significant change in employment status as defined in the agreement, within three years following a change in control of the Company, Messrs. Young, Brown, Boyle, Kraus, Barba and five other executive officer will receive 2.999 times their average annual compensation for the preceding five or fewer years of service and certain legal fees and expenses incurred as a result of termination of employment.

     The provisions of the agreement do not apply if the executive officer retires, dies, is disabled, voluntarily resigns, or is dismissed for cause following a change in control. In exchange for agreeing to provide consulting services as requested by the Company for one year and refraining from working in competition with, or for a competitor of the Company for three years, the agreement permits continued participation in and retention of benefits under the Deferred Compensation Plan, Officers' Insurance and Supplemental Retirement Plans, and health and disability plans. The extent of these provisions depends on an individual's participation and circumstances, and is specified in each agreement. The officers with less than 10 years of service would receive a payment actuarially equivalent to benefits received under the Company's Pension Plan at age 65 with ten years of service, less any benefit paid under the Pension Plan. The agreements also provide for the payment to executive officers of an amount sufficient to offset any federal excise tax on the termination payments under Section 4999 of the Internal Revenue Code. Non-qualified stock options not immediately exercisable will become exercisable in the event of a change of control of the Company.

     A change of control occurs under the agreements when (1) any person, corporation, partnership or group acquires 20% or more of the combined voting power of the Company's outstanding securities; (2) if those members constituting a majority of the directors at any given date no longer constitute a majority of the directors at the end of a period of two consecutive years thereafter (unless the nomination of each new director was approved by a vote of at least two-thirds of the directors in office who were directors at the beginning of the period); or (3) if a third party acquires ownership or voting power of 10% or more of the outstanding voting securities of the Company, and subsequently is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, or the Company loses its exemption from or is required to register under that Act.

                     INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP, independent public accountants, have audited the accounts of CVPS for 1997. They have served as the Company's independent public accountants since 1985. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, to be available to respond to appropriate questions, and to have the opportunity to make a statement if they so desire.

                           1999 ANNUAL MEETING
                DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     A stockholder desiring to present a proposal at the Company's 1999 Annual Stockholders' Meeting and to have such proposal considered for inclusion in the proxy materials for such meeting should submit such proposal addressed to the Secretary, Joseph M. Kraus, no later than November 21, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission and will be omitted from or included in the proxy material at the discretion of the Board of Directors of the Company in accordance with such applicable laws and regulations.


                              OTHER MATTERS

     The only business to be presented to the meeting, by any persons, of which the Company is aware is that which is specified in said Notice of Meeting, and any action in connection with or for the purpose of effecting the same. If any other matters properly and legally come before the meeting, the persons named as Proxies will vote upon them in accordance with their best judgement. The Proxies have no knowledge of any such other matters which may be so presented for action at the meeting.

                                   By Order of the Board of Directors

                                   ROBERT H. YOUNG
                                   President and Chief Executive Officer



It is hoped that all of the Common Stockholders will be represented in person or by proxy at the Annual Meeting. The Board of Directors earnestly urges that you VOTE, SIGN AND DATE the enclosed proxy, whether or not you are able to attend the meeting in person. PROXIES SHOULD BE MAILED IN THE ADDRESSED RETURN ENVELOPE ENCLOSED FOR THAT PURPOSE IN ORDER TO REACH THE
OFFICE OF THE
COMPANY NOT LATER THAN MAY 5, 1998. The giving of such proxy will not affect your right to vote in person should it later be found convenient for you to attend. Any proxy given is revocable at any time prior to the voting of the share or shares represented thereby.

                                                           Schedule A

                  CENTRAL VERMONT PUBLIC SERVICE CORPORATION
              1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.  Definitions

     Various key terms used in this Plan are defined as follow:

1.1  "Board" - the Board of Directors of the Company.

1.2 "Code" - means the Internal Revenue Code of 1986 as amended from time to time, and regulations and rulings under the Code.

1.3  "Change in Control " - the occurrence of any of the following events:

  (i) a third person, including a "group" as such term is used in Section 13(d)(3) of The Securities Exchange Act of 1934 (the "Exchange Act") becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

  (ii) individuals who, as of the date of adoption of the Plan by the Board of Directors, constitute the members of the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least three-quarters of the Board of Directors, provided that any person becoming a director subsequent to the date of adoption of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation
14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

  (iii) a third "person," as such terms is defined in the Public Utility Holding Company Act of 1935 (the "1935 Act"), either directly or indirectly, shall come to own, control or hold with power to vote 10% or more of the outstanding voting securities of the Company, if immediately subsequent to the acquisition of the Company's voting securities by such third person: (A) such third person shall be a "public utility holding company" within the meaning of the 1935 Act, whether or not exempt from registration thereunder, or (B) the Company shall be in danger of losing its exemption under the 1935 Act or shall otherwise be required to register under the 1935 Act.

1.4  "Common Stock" - shares of the Company's Common Stock, $6 Par Value.

1.5 "Company" - Central Vermont Public Service Corporation and its subsidiaries or any successor thereto.

1.6 "Disability" - means permanent and total disability as defined by the Company's benefits program for disability insurance program.

1.7 "Fair Market Value" - the average of the high and low quoted selling price for a share of Common Stock as of any particular date as quoted in the Eastern Edition of the Wall Street Journal or in a similarly readily available public source on such date (or, if such date shall not be a business day, then the next preceding day which shall be a business day); or if no sale takes place, then the average of the bid and asked prices on such date.

1.8 "Participant" - A person who at the time of reference is a member of the Board of Directors of the Company but who is not an officer or employee of the Company or any of its subsidiaries. For purposes of this Plan, a Subsidiary shall be any corporation in which the Company has a direct or indirect ownership interest, including any corporation in which the Company acquires any such interest after the adoption of this Plan, but only if the Company owns or controls, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in such corporation.

1.9 "Plan" - the Plan described herein and to be called the Central Vermont Public Service Corporation 1998 Stock Option Plan for Non-employee Directors, as amended from time to time.

2.0 "Retirement" - attainment of the age 70 for members of the Board of Directors as defined in the By-laws of the Company.

2.1 "Stock Option" - an option to purchase shares of Common Stock of the Company granted to a Participant pursuant to the terms of the Plan.

2.  Purpose

     The purpose of the Plan is to enhance the ability of the Company to attract and retain individuals of high caliber to serve on the Board of Directors by facilitating the participation of such persons as stockholders in the future success and profitability of the Company.

3.  Shares Subject to the Plan

3.1 The aggregate number of shares of Common Stock as to which Stock Options may be granted and delivered pursuant to the Plan shall not exceed 112,500 shares, subject, however, to adjustment pursuant to Section 6 below.

3.2 If any Stock Option granted under the Plan expires or terminates without having been exercised in full, the number of shares of Common Stock as to which the Stock Option has not been exercised shall be available for future grants within the limitation prescribed in subsection 3.1.

3.3 Shares of Common Stock delivered upon the exercise of a Stock Option shall consist of issued shares of Common Stock which were reacquired by the Company and held in Treasury, or if from time to time there is not a sufficient number of such shares, shares of authorized but unissued Common Stock.

4.  Grants of Stock Options

4.1 On May 6, 1998, each Participant shall be granted an option to purchase 2,250 shares of Common Stock.

4.2 On the first business day after each of the 1999, 2000, 2001 and 2002 annual meetings of stockholders of the Company, each Participant shall be granted an option to purchase 2,250 shares of Common Stock.

4.3 The terms and provisions of each Stock Option granted under the Plan shall be evidenced by an appropriate agreement containing the terms and provisions of such option as set forth in the Plan.

5.  Option Price and Exercise of Stock Options

5.1  Option Price

5.1.1 The Option Price per share of Common Stock under each Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date the option is granted.

5.1.2 Payment of the Option Price upon full or partial exercise of an option, may be made in cash, or pursuant to the cashless exercise procedures described in subsection 5.1.3 or by the tender of shares of Common Stock owned for more than six months having an aggregate Fair Market Value as of the exercise date equal to the Option Price of the Stock Option or portion thereof being exercised.

5.1.3 A Participant may elect to pay for the exercise of a Stock Option through the following cashless exercise procedures: The Participant shall notify the Corporate Secretary of his or her intent to exercise. Written instructions will then be prepared and delivered to the Company and the broker indicating the Participant's cashless election and instructing the Company to deliver to the broker the Common Stock issuable upon exercise. The exercise of the Participant's Stock Options will be executed on the same day that the broker is able to sell the stock. The broker will then withhold from the proceeds of the sale and deliver to the Company an amount, in cash, equal to the option price. An additional amount for federal and state tax withholdings may also be withheld and delivered to the Company at the Participant's election.

5.1.4 A Participant may elect, upon exercise of a Stock Option, to have the Company satisfy federal and state income tax withholding requirements applicable to the exercise, by having the Company retain from the shares deliverable to the Participant upon exercise that number of shares of Common Stock having a Fair Market Value equal to the amount of the withholding liability.

5.2  Option Period

5.2.1 Each Stock Option shall be exercisable in whole, or in part, at any time during the period beginning six months after the date of grant and ending five years after the date of grant. Each Stock Option not otherwise presently exercisable pursuant to the preceding sentence shall become immediately exercisable in full upon a Change in Control.

5.2.2 In the event that the period for exercise of a Stock Option expires at a time when a limited trading period has been declared by the Corporate Secretary and is in effect, the period during which such option may be exercised shall be automatically extended for a period of thirty (30) days following termination of such limited trading period by the Corporate Secretary. This provision shall not apply to any exercise of a Stock Option pursuant to Section 5.3.1.

5.3  Exercise Rights Upon Ceasing To Be A Director

5.3.1 In the event of a Participant's death or the cessation of services due to Disability or Retirement at a time when he is entitled to exercise a Stock Option, then at any time within one year after such death or the cessation of services due to Disability or Retirement, such Stock Option may be exercised in full or in part as to shares which the Participant was entitled to purchase at the time of any such termination or his death by the participant or his executor or administrator or other person to whom the Stock Option is transferred by will or the applicable laws of descent and distribution, but in no event may any Stock Option be exercised in such circumstances more than five years after the date of grant of such option.

5.3.2 In the event a Participant ceases to be a member of the Board of Directors at a time when he is entitled to exercise a Stock Option for any reason other than death, then at any time within three months after he ceases to be a member of the Board of Directors such Stock Option may be exercised in full or in part as to shares which the Participant was entitled to purchase at the date he ceased to be a member of the Board of Directors, but, except as otherwise provided in Section 5.2.2, no such Stock Option may be exercised more than five years after the date of grant of such option.

5.4 Nontransferability of Stock Options. Each Stock Option shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution. Each Stock Option shall be exercisable during a Participant's lifetime only by the Participant.

5.5 Effect of Exercise Of Options. The right of a Participant to exercise a Stock Option shall terminate to the extent that the Stock Option is exercised.

6.  Adjustment Upon Changes in the Common Stock

     In the event of a stock dividend, stock split or other change in corpo-rate structure or capitalization affecting the Common Stock which becomes effective after the adoption of the Plan by the Board of Directors, the Board of Directors shall make appropriate adjustments, designed to retain the same value to Participants, in:

  (i) the number and kind of shares of stock with respect to which Stock Options are thereafter granted hereunder;

  (ii) the number and kind of shares of stock remaining subject to each Stock Option outstanding at the time of such change; and

  (iii)  the Option Price.

     The Board of Director's determination shall be binding on all persons concerned. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Company survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for the consideration), any Stock Option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Company then subject to the Stock Option would have been entitled to receive, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every Stock Option hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Company shall either arrange for any corporation succeeding to the business and assets of the Company to issue to the Participants replacement Stock Options on such corporation's stock which will to the extent possible preserve the value of the outstanding Stock Options or shall make the outstanding Stock Options fully exercisable at least 20 days before the effective date of any such dissolution, liquidation, merger or consolidation. The existence of the Plan shall not prevent any such change or other transaction, and no Participant shall have any right except as herein expressly set forth.

7.  Participant's Agreement

     If, at the time of the exercise of any Stock Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the person exercising the Stock Option shall agree to hold any shares of Common Stock issued to the individual for investment and without any present intention to resell or distribute the same and that the person will dispose of such shares only in compliance with such laws and regulations, the person will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

8.  Discontinuance, Amendment and Termination

     The Board of Directors may from time to time or at any time amend the Plan for the purpose of satisfying the requirements of any changes in applica-ble laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of Stock Options, provided that any amendment which would effect a material increase in the maximum number of shares available under the Plan except as provided in Section 6 must be approved by the affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy at a meeting of stockholders:

     The provision of the Plan governing the matter referred to above, or matters relating to (i) the number of shares for which Stock Options may be granted, (ii) the exercise price of options, (iii) the timing of awards or
(iv) the duration of option periods, may not be amended more than once every six (6) months, except for amendments required to comport with the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

9.  Effective Date

     The Plan shall be submitted to the stockholders of the Company for approval. Shares may not be delivered under the Plan unless and until such delivery is authorized by the Vermont Public Service Board. Options may be granted hereunder prior to such approval and authorization but shall be contingent upon obtaining such approval and authorization. The stockholders of the Company shall be deemed to have approved the Plan only if it is approved at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Vermont.

10.  Preemption By Applicable Laws and Regulations

     Anything in the Plan to the contrary notwithstanding, if, at any time specified herein for the making of any determination or the issue or other distribution of shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary there-of) to take any action in connection with any such determination or the shares then to be issued or distributed, the issue or distribution of such shares shall be deferred until such action shall have been taken.

11.  Miscellaneous

11.1 No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving a Participant, the Participant's beneficiaries, or any other person or entity an interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any Subsidiary and any such person.

11.2 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or the Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse affect on the Plan or any Stock Option granted under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

11.3 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for the general purposes of the Company.

11.4 Non-assignability. Neither a Participant nor a Participant's benefi-ciary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant's or beneficiary's interest in the Plan or in any Stock Option granted under the Plan; nor shall such interest be subject to seizure for the payment of Participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of Participant's or beneficiary's bankruptcy or insolvency.

     The Company's obligations under the Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or to any corporation into which the Company may be merged or consolidated.

11.5 No Fractional Shares. No Stock Option shall be exercised for a fractional share.

11.6 Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Vermont. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.


                                 IMPORTANT
                    Please send in your proxy today.

Please vote, sign, date and return the proxy card below in the envelope provided. If you do so now, the Company will avoid the expense of follow-up solicitations.

                                 Detach here
------------------------------------------------------------------------------
                                  PROXY

                 CENTRAL VERMONT PUBLIC SERVICE CORPORATION
            Proxy for Annual Meeting of Stockholders, May 5, 1998

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FREDERIC H BERTRAND, ROBERT G. CLARKE AND
MARY
ALICE MCKENZIE as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Central Vermont Public Service Corporation held of record by the undersigned on February 25, 1998, at the Annual Meeting of Stockholders to be held May 5, 1998, at the Holiday Inn, Route 7 South, Rutland, Vermont, or at any and all adjournments thereof.


SEE REVERSE                                                     SEE REVERSE
  SIDE         (Continued, and to be signed on reverse side)      SIDE
                                 IMPORTANT
                     Please send in your proxy today.

Please vote, sign, date and return the proxy card below in the envelope provided. If you do so now, the Company will avoid the expense of follow-up solicitations.

                                Detach here
------------------------------------------------------------------------------
[X]   Please mark
      votes as in
      this example

      This proxy when properly executed will be voted in the manner indicated herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Articles 1 and 2.


(1) APPROVAL of 1998 Stock Option Plan for Non-employee Directors. (Directors recommend a vote FOR Article 1)
           [ ] FOR         [ ]  AGAINST            [ ]  ABSTAIN

(2)    ELECTION OF DIRECTOR
       Nominee for term expiring in year 2001:
       Luther F. Hackett
       (Directors recommend a vote FOR Article 2)

          [ ]  FOR         [ ]   WITHHELD

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any such other business is presented for action at the meeting, it is the intention of the Proxies to vote all such matters in accordance with their best judgment.

                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]

                         Please vote, sign, date and return the proxy card promptly using the enclosed envelope.

                         Please sign exactly as the name(s) appear. Joint
                         owners each must sign.   When signing as attorney,
                         trustee, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, please sign in partnership name by authorized person.


Signature:_______________________Date:__________
Signature:______________________ Date:__________